PSYPX

Palmer Square Income Plus Fund

March 3, 2014

Summary Prospectus
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.palmersquarefunds.com/income-plus-fund.  You may also obtain this information at no cost by calling 1-866-933-9033 or by sending an e-mail request to investorrelations@palmersquarefunds.com.  The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives
The primary investment objective of the Palmer Square Income Plus Fund (the “Fund”) is to seek income.  A secondary objective of the Fund is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%1
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Distribution (Rule 12b-1) fees	None
Other expenses2	0.25%
Total annual fund operating expenses	0.80%
Fees waived and/or expenses reimbursed3	(0.05%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75%

1	Shares redeemed within 90 days of purchase are subject to a 2% redemption fee and a 1% redemption fee if redeemed within 91 to 180 days of purchase.
2	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
3
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75%  of the average daily net assets of the Fund.  This agreement is in effect until May 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$77	$250

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities.  The Fund may invest up to 30% of its net assets in high yield securities – securities rated below investment grade that generally have higher yields and higher risks than investment grade securities.  High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities).  The types of debt securities in which the Fund may invest include, but are not limited to, (i) U.S. and non-U.S collateralized debt obligations, (ii) corporate bonds, notes and debentures, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) senior secured floating rate and fixed rate loans or debt, (v) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and (vi) other fixed, floating, or variable interest rate securities.

The Fund may invest in debt securities of any maturity and credit quality.  Under normal market conditions, the Fund’s advisor expects that the Fund will invest primarily in securities rated investment grade at time of purchase.  Investment grade securities are those rated in the Baa3 or higher categories by Moody's Investors Service, Inc. ("Moody's"), or in the BBB- or higher categories by Standard & Poor's, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by the Fund’s advisor to be of comparable credit quality. However, they may invest up to 30% of its net assets in high yield securities.

In pursuing the Fund’s investment objectives, the Fund’s advisor uses a blend of top-down analysis which includes macro analysis, cross-asset relative value analysis, and sector monitoring, and bottom-up analysis which involves individual issuer and management analysis and security/transaction evaluation that seeks to identify debt securities that it believes can provide highly competitive rate yields and total return over the long term with relatively mitigated credit risk.  The Fund’s advisor anticipates the Fund’s average portfolio duration under normal market conditions to be less than one year.  Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates.  For example, a 1.00% increase in interest rates would result in a minimal change to the price of a security with a duration less than one year.  Calculations of duration may be based on estimates and may not reliably predict a security’s sensitivity to changes in interest rates.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objectives.

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Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Fixed Income Securities Risks.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

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Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.  Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

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Interest Rate Risk.  Changes in interest rates may adversely affect the value of the Fund’s investments in fixed income securities.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.  A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

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Prepayment or Call Risk.  Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.  The Fund may also lose any premium it paid on the security.

•
Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

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Collateralized Debt Obligations Risk.  The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests.  Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

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Bank Loan Risk.  The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower.  The market for bank loan may not be highly liquid and the Fund may have difficulty selling them.

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High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”).  Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

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Government-Sponsored Entities Risk.  The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

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Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

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Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

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Foreign Securities Risk. The Fund’s investment in foreign issuers involves risks not generally associated with investments in securities of U.S. companies, including risks relating to currency fluctuations, political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

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Management and Strategy Risk.  The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

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Non-Diversification Risk.  The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•	No Operating History. The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Performance
The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor
Palmer Square Capital Management LLC (the “Advisor”)

Portfolio Managers
Angie K. Long, CFA and Christopher D. Long have served as portfolio managers for the Fund since its inception.

Purchase and Sale of Fund Shares
Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. To purchase shares of the Fund, you must invest at least the following minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
All Accounts	$1,000,000	None

Shares of the Fund are redeemable through your broker-dealer or other financial intermediary, by mail, or by telephone on any business day the New York Stock Exchange (the “NYSE”) is open for business.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information
The Fund’s distributions are generally taxable and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.